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                                  EXHIBIT 99.1

       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 (SECTION 906 OF
                           SARBANES-OXLEY ACT OF 2002)

                       Burzynski Research Institute, Inc.

      In connection with the Quarterly Report of Burzynski Research Institute, Inc. (the "Company") on Form 10-QSB for the period ending November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanislaw R. Burzynski, President, Secretary, and Treasurer (Chief Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 14, 2003

                                           /s/ Stanislaw R. Burzynski
                                          -------------------------------------
                                          Stanislaw R. Burzynski, President,
                                          Secretary, Treasurer (Chief Financial
                                          Officer), and Chairman of the Board
                                          of Directors